                                                                     EXHIBIT 4.1

                                [Face of Note]

   THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

   UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         CANANDAIGUA WINE COMPANY, INC.
                               -----------------

               8 3/4% SERIES C SENIOR SUBORDINATED NOTE DUE 2003

                                        CUSIP NO.____________

      No. __________                         $____________

          CANANDAIGUA WINE COMPANY, INC., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of _______________ United States dollars on December 15, 2003, at the office or agency of the Company referred to below, and to pay interest thereon from ______ __, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15, in each year, commencing December 15, 1996 at the rate of 8 3/4% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the
                                                         --------
extent interest has not been paid or duly provided for with respect to the Series B Security exchanged for this Series C Security, interest on this Series C Security shall accrue from the most recent Interest Payment Date to which interest on the Series B Security which was exchanged for this Series C Security has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          This Series C Security was issued pursuant to the Exchange Offer pursuant to which the 8 3/4% Series B Senior Subordinated Notes due 2003 (herein called the "Series B Securities") in like principal amount were exchanged for the Series C Securities. The Series C Securities rank pari passu in right of payment with the Series B Securities.

         In addition, for any period in which the Series B Security exchanged for this Series C Security was outstanding, in the event that (i) the applicable Registration Statement is not filed with the Commission on or prior to 45 days after the Closing Date, (ii) the Exchange Offer Registration Statement or, as the case may be, the Shelf Registration Statement, is not declared effective within 105 days after the Closing Date, (iii) the Exchange Offer is not consummated on or prior to 135 days after the Closing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 105 days after the Closing Date but shall thereafter cease to be effective (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will pay liquidated damages to each holder of Transfer Restricted Securities (as defined below) in an amount equal to $0.192 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Registration Statement is declared effective and the Exchange Offer is consummated, (iii) the Shelf Registration statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. "Transfer Restricted Securities" means each Class B Security until (i) the date on which such Class B Security has been exchanged for a freely transferable Class C Security in the Exchange Offer, (ii) the date on which such Class B Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Class B Security is distributed to the public pursuant to Rule 144 under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to the holder of Transfer Restricted Securities if such holder failed to comply with its obligations to the Company pursuant to the Registration Rights Agreement.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series C Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                    --------
however, that payment of interest may be made at the option of the Company, (i)
-------
in the case of a Global Security, by wire or book entry transfer to the Depository Trust Company or its nominee, or (ii) in all other cases, by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated:                        CANANDAIGUA WINE COMPANY, INC.

                              By:__________________________________

Attest:


--------------------
Authorized Officer

                                   GUARANTEES

          For value received, each of the undersigned hereby unconditionally guarantees, jointly and severally, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. These Guarantees will not become effective until the Trustee duly executes the certificate of authentication on this Security.

          The Indebtedness evidenced by these Guarantees are, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and these Guarantees are issued subject to such provisions.

Dated: __________

                                 BATAVIA WINE CELLARS, INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BISCEGLIA BROTHERS WINE CO.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 CALIFORNIA PRODUCTS COMPANY


Attest:                           By
       ------------------------    -------------------------
       Authorized Officer

                                 GUILD WINERIES & DISTILLERIES,
                                 INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 TENNER BROTHERS, INC.

Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 WIDMER'S WINE CELLARS, INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON INCORPORATED


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON BRANDS, LTD.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON BEERS, LTD.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON BRANDS OF CALIFORNIA,
                                 INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON BRANDS OF GEORGIA, INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON DISTILLERS IMPORT CORP.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 THE VIKING DISTILLERY, INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON FINANCIAL CORPORATION


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 STEVENS POINT BEVERAGE CO.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 MONARCH WINE COMPANY,
                                 LIMITED PARTNERSHIP

                                 By:  BARTON MANAGEMENT, INC.,
                                      as corporate general
                                      partner


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 BARTON MANAGEMENT, INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                                 VINTNERS INTERNATIONAL
                                 COMPANY, INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer


                                 CANANDAIGUA WEST, INC.


Attest:                          By
       ------------------------    -------------------------
       Authorized Officer

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the 8 3/4% Series C Senior Subordinated Notes due 2003 referred to in the within-mentioned Indenture.


                                       As Trustee, Harris Trust and Savings Bank


                                       By:
                                          -------------------------
                                          Authorized Officer

                               [Reverse of Note]

                         CANANDAIGUA WINE COMPANY, INC.

               8 3/4% SERIES C SENIOR SUBORDINATED NOTE DUE 2003


          This Security is one of a duly authorized issue of Securities of the Company designated as its 8 3/4% Series C Senior Subordinated Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $65,000,000, issued under an indenture (herein called the "Indenture") dated as of October 29, 1996, among the Company, the Guarantors and Harris Trust and Savings Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities or (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose; provided, however, that, subject to Section 406 of the Indenture,
              --------  -------
the Indebtedness evidenced by this Security shall cease to be so subordinate and subject in right of payment upon any defeasance of this Security referred to in clause (a) or (b) of the preceding paragraph.

          The Securities are subject to redemption at any time on or after December 15, 1998, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice by first-class mail in amounts of $1,000 or an integral multiple of $1,000 at the following redemption prices (expressed as a percentage of the principal amount), redeemed during the 12-month period beginning December 15 of the years indicated below:

                                                                Redemption
          Year                                                     Price
          ----                                                  ----------

          1998..................................................  104.375%
          1999..................................................  102.917%
          2000..................................................  101.458%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on Regular Record Dates to receive interest due on an Interest Payment Date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

          Notwithstanding the preceding paragraph, the Company will not be permitted to redeem the Original Securities unless, substantially concurrently with such redemption, the Company redeems an aggregate principal amount of Securities (rounded to the nearest integral multiple of $1,000) equal to the product of (a) a fraction, the numerator of which is the aggregate principal amount of Original Securities to be so redeemed and the denominator of which is the aggregate principal amount of Original Securities outstanding immediately prior to such proposed redemption, and (b) the aggregate principal amount of Securities outstanding immediately prior to such proposed transaction.

          Upon the occurrence of a Change of Control, each Holder may require the Company to repurchase all or a portion of such Holder's Securities in an amount of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of repurchase.

          Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to prepay Senior Indebtedness or invested in properties or assets used in the businesses of the Company or reasonably related thereto, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain indebtedness ranking pari passu to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date of redemption.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Guarantors and the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

          If this Series C Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series C Security is registrable on the Security Register of the Company, upon surrender of this Series C Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Series C Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If this Series C Security is a U.S. Global Security, it is exchangeable for a Series C Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Security if (x) the Depository notifies the Company that it is unwilling or unable to continue as depository for the U.S. Global Security and a successor depository is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series C Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

          The Series C Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to and at the time of due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                            FORM OF TRANSFER NOTICE

I or we assign and transfer this Security to:
--------------------------------------------

Please insert social security or other identifying number of assignee
---------------------------------------------------------------------



----------------------------------------------------------------------------



----------------------------------------------------------------------------




Print or type name, address and zip code of assignee and irrevocably appoint_____________________________________________________________________

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated                         Signed
       --------------------           ---------------------------------
(Sign exactly as name appears on the other side of this Security)



[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the 8 3/4% Series C Senior Subordinated Notes due 2003 referred to in the within-mentioned Indenture.

                              As Trustee, Harris Trust and Savings Bank

                              By:
                                 ------------------------
                                 Authorized Officer

                        CANANDAIGUA WINE COMPANY, INC.

               8 3/4% SERIES C SENIOR SUBORDINATED NOTE DUE 2003

                                [Back of Note]

          This Security is one of a duly authorized issue of Securities of the Company designated as its 8 3/4% Series C Senior Subordinated Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $65,000,000, issued under an indenture (herein called the "Indenture") dated as of October 29, 1996, among the Company, the Guarantors and Harris Trust and Savings Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities or (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose; provided, however, that, subject to Section 406 of the Indenture, the
              --------  -------
Indebtedness evidenced by this Security shall cease to be so subordinate and subject in right of payment upon any defeasance of this Security referred to in clause (a) or (b) of the preceding paragraph.

          The Securities are subject to redemption at any time on or after December 15, 1998, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice by first-class mail in amounts of $1,000 or an integral multiple of $1,000 at the following redemption prices (expressed as a percentage of the principal amount), redeemed during the 12-month period beginning December 15 of the years indicated below:

                                                                Redemption
          Year                                                     Price
          ----                                                  ----------

          1998..................................................  104.375%
          1999..................................................  102.917%
          2000..................................................  101.458%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on Regular Record Dates to receive interest due on an Interest Payment Date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

          Notwithstanding the preceding paragraph, the Company will not be permitted to redeem the Original Securities unless, substantially concurrently with such redemption, the Company redeems an aggregate principal amount of Securities (rounded to the nearest integral multiple of $1,000) equal to the product of (a) a fraction, the numerator of which is the aggregate principal amount of Original Securities to be so redeemed and the denominator of which is the aggregate principal amount of Original Securities outstanding immediately prior to such proposed redemption, and (b) the aggregate principal amount of Securities outstanding immediately prior to such proposed transaction.

          Upon the occurrence of a Change of Control, each Holder may require the Company to repurchase all or a portion of such Holder's Securities in an amount of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of repurchase.

          Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to prepay Senior Indebtedness or invested in properties or assets used in the businesses of the Company or reasonably related thereto, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain indebtedness ranking pari passu to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date of redemption.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Guarantors and the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

          If this Series C Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series C Security is registrable on the Security Register of the Company, upon surrender of this Series C Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Series C Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If this Series C Security is a U.S. Global Security, it is exchangeable for a Series C Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Security if (x) the Depository notifies the Company that it is unwilling or unable to continue as depository for the U.S. Global Security and a successor depository is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series C Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

          The Series C Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to and at the time of due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                            FORM OF TRANSFER NOTICE

I or we assign and transfer this Security to:
--------------------------------------------

Please insert social security or other identifying number of assignee
---------------------------------------------------------------------



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Print or type name, address and zip code of assignee and irrevocably appoint_____________________________________________________________________

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated                         Signed
       --------------------           ---------------------------------
(Sign exactly as name appears on the other side of this Security)



[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]